UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2015

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
As previously reported, on February 18, 2015, Horizon Bancorp (“Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for Horizon’s acquisition of Peoples Bancorp, an Indiana corporation (“Peoples”), through a statutory merger. Pursuant to the Merger Agreement, Peoples will merge with and into Horizon, with Horizon surviving the merger (the “Merger”), and Peoples Federal Savings Bank of DeKalb County, a federal savings bank and wholly owned subsidiary of Peoples, will merge with and into Horizon’s wholly-owned bank subsidiary, Horizon Bank, N.A. (“Horizon Bank”), with Horizon Bank as the surviving bank. Horizon and Peoples have issued a joint press release announcing receipt of all regulatory approvals necessary for the consummation of the Merger (the “Joint Press Release”). A copy of that Joint Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The consummation of the Merger remains subject to various conditions, including receipt of the requisite approvals of the shareholders of Peoples and Horizon.
Additionally, Horizon today announced that it now plans to hold its 2015 Annual Meeting of Shareholders on June 30, 2015. The record date for shareholders entitled to vote at the Horizon shareholders’ meeting was originally set at May 11, 2015, and that date remains unchanged. Horizon previously announced that it was proposing to hold its Annual Meeting of Shareholders to approve the merger and take action on its normal annual meeting agenda items, such as the election of directors, the ratification of its auditors, and its annual advisory vote on executive compensation, on Monday, June 22, 2015, but it will now hold its Annual Meeting of Shareholders on Tuesday, June 30, 2015, at 10:00 a.m. (local time) at the Clarion Inn, 5820 South Franklin Street, Michigan City, Indiana 46360. Horizon’s shareholders are advised that the previously announced April 19, 2015 deadline continues to apply for any shareholder proposal to be considered for inclusion in Horizon’s proxy statement for the 2015 Annual Meeting of Shareholders.
Peoples also announced today that it will hold its special meeting of shareholders to approve the merger on Tuesday, June 30, 2015, at 2:00 p.m. (local time) at the LaQuinta Inn and Suites, 306 Touring Drive, Auburn, Indiana 46706. The record date for shareholders entitled to vote at the Peoples shareholders’ meeting is May 11, 2015.
Forward-Looking Statements
This Current Report may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such statements should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
In addition to factors previously disclosed in Horizon’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet closing conditions to the Merger between Peoples and Horizon, including approval by Horizon’s and Peoples’ shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating Horizon’s and Peoples’ businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information for Shareholders
In connection with the proposed Merger, Horizon has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Peoples and Horizon as well as a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. A definitive joint proxy statement/prospectus will be mailed to shareholders of Horizon and Peoples after the registration statement is declared effective. The registration statement has not yet become effective. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The joint proxy statement/prospectus and other relevant materials and documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272, or on Horizon’s website at www.horizonbank.com, under the tab “About Us” and then under the heading “Investor Relations” and then “SEC Filings”. The information available through Horizon’s website is not and shall not be deemed part of this report or incorporated by reference into other filings Horizon makes with the SEC. This report does not constitute an offer of any securities for sale.
Horizon, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Horizon’s and Peoples’ shareholders in connection with the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Horizon is set forth in the proxy statement for Horizon’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 21, 2014. Free copies of this document may be obtained as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated May 26, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 26, 2015	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
99.1	Press Release dated May 26, 2015	Attached